                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 of the

                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  June 2, 1998


                      Sears Credit Account Master Trust II
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


   Illinois                        0-24776                     Not Applicable
   --------                        -------                     --------------
  (State of                      (Commission                   (IRS Employer
Organization)                    File Number)                Identification No.)


c/o SRFG, Inc.
3711 Kennett Pike
Greenville, Delaware                                            19807
----------------------------------------                        -----
(Address of principal executive offices)                        (Zip Code)


Registrant's Telephone Number, including area code:  (302) 888-3176
                                                     --------------


Former name or former address, if changed since last report:  Not Applicable


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                      The Exhibit Index appears on Page 4
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Item 5.          Other Events

                 Series 1998-1.  On June 2, 1998, $500,000,000 aggregate
principal amount of 5.80% Class A Master Trust Certificates, Series 1998-1, $35,300,000 aggregate principal amount of 6.00% Class B Master Trust Certificates, Series 1998-1, and $52,950,000 aggregate principal amount of Class C Master Trust Certificates, Series 1998-1, of the Sears Credit Account Master Trust II were issued pursuant to the Pooling and Servicing Agreement, dated as of July 31, 1994, as amended, among SRFG, Inc. (formerly Sears Receivables Financing Group, Inc.) as Seller ("SRFG"), Sears, Roebuck and Co. as Servicer ("Sears") and The First National Bank of Chicago as Trustee (the "Trustee"), and the Series Supplement dated as of June 2, 1998, among SRFG as Seller, Sears as Servicer and the Trustee.

Item 7.          Financial Statements, Pro Forma Financial Information and
Exhibits

Exhibit No.      Description
-----------      -----------
Exhibit 1.1      Underwriting Agreement among Sears, SRFG and Credit Suisse First Boston Corporation as Representative
                 of the several Underwriters for the Class A Master Trust Certificates, dated May 19, 1998

Exhibit 1.2      Underwriting Agreement among Sears, SRFG and Credit Suisse First Boston Corporation as Representative
                 of the several Underwriters for the Class B Master Trust Certificates, dated May 19, 1998

Exhibit 1.3      Pricing Agreement among Sears, SRFG and Credit Suisse First Boston Corporation on behalf of the
                 Underwriters for the Class A Master Trust Certificates, dated May 19, 1998.

Exhibit 1.4      Pricing Agreement among Sears, SRFG and Credit Suisse First Boston Corporation on behalf of the
                 Underwriters for the Class A Master Trust Certificates, dated May 19, 1998.

Exhibit 4.1      Series 1998-1 Supplement among Sears as Servicer, SRFG as Seller and the Trustee, dated June 2, 1998, including the forms of Investor Certificates.

Exhibit 4.2      Letter of Representations among SRFG, the Trustee and The Depository Trust Company, dated as of June 2,
                 1998.

Exhibit 5.1      Opinion of Nancy K. Bellis, Assistant General Counsel--Corporate & Securities and Secretary of Sears,
                 as counsel to SRFG and Sears





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       Sears Credit Account  Master Trust II
                                          (Registrant)


                                       By:     SRFG, Inc.
                                               (Originator of the Trust)




Date: June 17, 1998                    By:     /s/ George F. Slook
                                               ---------------------------------
                                               George F. Slook
                                               President and CEO





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                               INDEX TO EXHIBITS

Exhibit No.      Description
-----------      -----------
Exhibit 1.1      Underwriting Agreement among Sears, SRFG and Credit Suisse First Boston Corporation as Representative
                 of the several Underwriters for the Class A Master Trust Certificates, dated May 19, 1998

Exhibit 1.2      Underwriting Agreement among Sears, SRFG and Credit Suisse First Boston Corporation as Representative
                 of the several Underwriters for the Class B Master Trust Certificates, dated May 19, 1998

Exhibit 1.3      Pricing Agreement among Sears, SRFG and Credit Suisse First Boston Corporation on behalf of the
                 Underwriters for the Class A Master Trust Certificates, dated May 19, 1998.

Exhibit 1.4      Pricing Agreement among Sears, SRFG and Credit Suisse First Boston Corporation on behalf of the
                 Underwriters for the Class A Master Trust Certificates, dated May 19, 1998.

Exhibit 4.1      Series 1998-1 Supplement among Sears as Servicer, SRFG as Seller and the Trustee, dated June 2, 1998, including the forms of Investor Certificates.

Exhibit 4.2      Letter of Representations among SRFG, the Trustee and The Depository Trust Company, dated as of June 2,
                 1998.

Exhibit 5.1      Opinion of Nancy K. Bellis, Assistant General Counsel--Corporate & Securities and Secretary of Sears,
                 as counsel to SRFG and Sears





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